UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

001-11261

(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Sonoco Products Company, a South Carolina corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on August 23, 2024 (the “Prior Form 8-K”), the Company, Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of the Netherlands (the “Seller”), and Titan Holdings I B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and a direct wholly owned subsidiary of the Seller (“Eviosys”), entered into an Equity Purchase Agreement, dated June 22, 2024 (as amended from time to time, the “Purchase Agreement”) pursuant to which the Company agreed to acquire all of the issued and outstanding equity interests in Eviosys from the Seller (the “Acquisition”).

On December 4, 2024, the Company completed the Acquisition. The purchase price paid by the Company at the closing of the Acquisition (the “Purchase Price”) was €3.615 billion, as adjusted in accordance with the terms of the Purchase Agreement, upon the terms and subject to the conditions set forth in the Purchase Agreement. The Purchase Price was funded through (i) the Company’s previously announced completed offering of $500.0 million aggregate principal amount of its 4.450% senior unsecured notes due 2026, $600.0 million aggregate principal amount of its 4.600% senior unsecured notes due 2029 and $700.0 million aggregate principal amount of its 5.000% senior unsecured notes due 2034; (ii) the Company’s previously announced Term Loan Facility (as defined below) in an aggregate principal amount of $700.0 million; (iii) the Company’s previously announced 364-Day Term Credit Agreement (as defined below) in an aggregate principal amount of $1.5 billion; and (iv) cash on hand.

The foregoing descriptions of the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Prior Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Obligation of a Registrant.

As previously disclosed, (i) on July 12, 2024, the Company entered into a credit agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended from time to time, the “Term Credit Agreement”), which provides the Company with the ability to borrow up to $700 million on an unsecured basis (the “Term Loan Facility”) to finance a portion of the Purchase Price and (ii) on September 16, 2024, the Company entered into a credit agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended from time to time, the “364-Day Term Credit Agreement”), which provides the Company with the ability to borrow up to $1.5 billion on an unsecured basis (the “364-Day Term Loan Facility”) to finance a portion of the Purchase Price. In connection with the consummation of the Acquisition, on December 2, 2024, the Company drew down the entire Term Loan Facility and the entire 364-Day Term Loan Facility to pay a portion of the Purchase Price and other fees and expenses related thereto.

The foregoing description of the Term Credit Agreement and the 364-Day Term Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Term Credit Agreement and the 364-Day Term Credit Agreement, which are filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 16, 2024 and as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 16, 2024, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 4, 2024, the Company and Eviosys each issued a press release announcing the closing of the Acquisition. A copy of the press release issued by the Company is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the press release issued by Eviosys is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K with respect to the Acquisition are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “assume”, “believe”, “committed”, “continue”, “could”, “estimate”, “expect”, “focused”, “future”, “guidance”, “likely”, “may”, “ongoing”, “outlook”, “potential”, “seek”, “strategy”, “will”, or the negative thereof, and similar expressions identify forward-looking statements.

Forward-looking statements contained in this Current Report on Form 8-K are made based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning the Company’s future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Risks and uncertainties include, among other things: risks related to the Acquisition, including the ability to retain key employees and successfully integrate Eviosys; the Company’s ability to realize estimated cost savings, synergies or other anticipated benefits of the Acquisition, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the consummation of the Acquisition on relationships with clients and other third parties; the operation of new manufacturing capabilities; the availability, transportation and pricing of raw materials, energy and transportation, including the impact of potential changes in tariffs or sanctions and escalating trade wars, and the impact of war, general regional instability and other geopolitical tensions (such as the ongoing conflict between Russia and Ukraine as well as the economic sanctions related thereto, and the ongoing conflict in Israel and Gaza), and the Company’s ability to pass raw material, energy and transportation price increases and surcharges through to customers or otherwise manage these commodity pricing risks; the costs of labor; the effects of inflation, fluctuations in consumer demand, volume softness, and other macroeconomic factors on the Company and the industries in which it operates and that it serves; the Company’s ability to meet its environmental and sustainability goals, including with respect to greenhouse gas emissions; risks related to obtaining regulatory clearance under the antitrust laws in the UK with respect to the Acquisition; and to meet other social and governance goals, including challenges in implementation thereof; and the other risks, uncertainties and assumptions discussed in the Company’s filings with the SEC, including its most recent reports on Forms 10-K and 10-Q, particularly under the heading “Risk Factors”. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by the Company, dated as of December 4, 2024.

99.2	Press release issued by Eviosys, dated as of December 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 4, 2024	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer